SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) January 4, 2005

RYERSON TULL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-9117	36-3425828
(Commission File Number)	(I.R.S. Employer Identification No.)

2621 West 15th Place, Chicago, Illinois 60608

(Address Of Principal Executive Offices, including Zip Code)

(773) 762-2121

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01	Other Events

On January 4, 2005, Ryerson Tull, Inc. (the “Company”) acquired Integris Metals, Inc. (“Integris Metals”), a joint venture between Alcoa Inc. and BHP Billiton. The Stock Purchase Agreement entered into by the Company in connection with the transaction was previously filed as Exhibit 10.1 to the Company’s Report on Form 8-K, filed on October 29, 2004. The Company purchased all of the equity interest in Integris for $410 million plus assumption of approximately $234 million of Integris’ debt. The Company financed the acquisition by borrowing under a new credit facility.

Financial statements for Integris and its predecessor companies for the periods ended December 28, 2001, the 53-week period ended January 3, 2003, and the 52-week period ended January 2, 2004, and for the 39-week period ended October 1, 2004 were previously filed as Exhibit 99.1 to the Company’s Report on Form 8-K, filed on December 23, 2004. Integris Metals’ audited financial statements for the year ended December 31, 2004, are attached hereto as Exhibit 99.2.

The Company issued its 3.50% Convertible Senior Notes due 2024 and 8 1/4% Senior Notes due 2011 in November 2004 and December 2004, respectively. All notes were guaranteed by Ryerson Tull Procurement Corporation, a subsidiary of the Company. Unaudited pro forma financial statements of the Company as of September 30, 2004 and for the year ended December 31, 2003 and for the nine months ended September 30, 2004, which unaudited pro forma financial statements reflect the aforementioned two note issuances, the previously disclosed acquisition of J&F Steel LLC (which closed on July 30, 2004) and the Integris Metals’ acquisition were previously filed as Exhibit 99.4 to the Company’s Report on Form 8-K filed on December 23, 2004. The Company’s unaudited pro forma financial statements as of and for the year ended December 31, 2004, also reflecting these transactions, are attached hereto as Exhibit 99.3.

Item 9.01	Financial Statements and Exhibits

(a)	Consolidated Financial Statements of Business Acquired

Report of Independent Auditors
Consolidated Balance Sheets as of January 2, 2004 and December 31, 2004
Consolidated Statements of Income for the 53 week period ended January 3, 2003, the 52 week period ended January 2, 2004 and the 52 week period ended December 31, 2004
Consolidated Statements of Cash Flows for the 53 week period ended January 3, 2003, the 52 week period ended January 2, 2004 and the 52 week period ended December 31, 2004
Consolidated Statements of Changes in Stockholders Equity for the 53 week period ended January 3, 2003, the 52 week period ended January 2, 2004 and the 52 week period ended December 31, 2004
Notes to Consolidated Financial Statements

(b)	Unaudited Pro Forma Condensed Consolidated Financial Data

Unaudited Proforma Condensed Consolidated Balance Sheet as of December 31, 2004
Unaudited Proforma Condensed Consolidated Statements of Operations for the year ended December 31, 2004
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(c)	Exhibits.

A list of exhibits is attached hereto as an Exhibit Index and is incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RYERSON TULL, INC.

Dated: April 1, 2005	/s/ Lily L. May
	By:	Lily L. May
	Its:	Vice President, Controller and
Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1*	Stock Purchase Agreement, dated as of October 26, 2004, by and among Reynolds Metals Company, Billiton Investments Ireland Ltd., and Ryerson Tull, Inc. (Filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on October 29, 2004 (File No. 1-9117), and incorporated by reference herein)

The schedules and exhibits to the Purchase Agreement have been omitted in accordance with the instructions to Item 601 (b) (2) of Regulation S-K. The registrant hereby undertakes to provide a copy of the schedules and exhibits to the staff of the Securities and Exchange Commission upon request.

23.1	Consent of PricewaterhouseCoopers LLP

99.1*	Press release, dated January 4, 2005 (Filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on January 6, 2005 (File No. 1-9117), and incorporated by reference herein)

99.2	Consolidated Financial Statements of Integris Metals, Inc.

99.3	Unaudited pro forma condensed consolidated financial data

* Previously filed